Other Non-Operating Income	3 Months Ended
Sep. 30, 2023
Other Non-Operating Income [Abstract]
OTHER NON-OPERATING INCOME

NOTE 15. OTHER NON-OPERATING INCOME

The Company Earned other income in 2022 as a result of gain on settlement and forgiveness of debt, sale of Scrap and exchange loss/gain.

The table below presents the breakdown of non-Operating income:

Non-Operating income	June 30, 2023	June 30, 2022
Sale of scrap	212,917	—
Exchange Gain/loss	(24,446)	—
Misc. Income	74,481	223,226
Gain on settlement and Forgiveness of Debt	—	457,071
Total	$262,932	$680,297

During the quarter ended September 30 2023, and 2022, respectively, the company earned other income through sale of scrap as compared with the nil for the same comparative period.

Non-Operating income	September 30, 2023 (unaudited)	September 30, 2022 (unaudited)
Sale of scrap	222,071	—
Total	$222,071	$0

Misc. Income:

In the year 2021, the company reversed the Stock payable of $223,226, which had been carried forward from previous years. This action was taken because stock payable is no longer considered as an outstanding payable.

Gain on settlement & forgiveness of debt:

On May 15, 2022, the Company entered into a loan agreement with Fastbase Inc in the amount of $37,000. The note bears an interest rate of 3% and is due on January 1, 2024. On May 25, 2022, the loan was forgiven in full as well as accrued interest of $30, and a gain on forgiveness of debt of $37,030 was recorded.

On May 25, 2022, the company entered into a Debt Conversion Agreement (the “Agreement”) with our prior officer and director, Rasmus Refer. Pursuant to the Agreement, we transferred our 51% interest in Etheralabs LLC to Mr. Refer. In exchange, Mr. Refer agreed to cancel $300,041 in loans including interest owed by our company to Mr. Refer.

We made a gain on forgiveness of accrued salary in Q1, 2022, to our current officer Mr. Falk since he waived his right to receive the outstanding amounts for the fiscal year 2021 of $120,000.